UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2019
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
     The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
     On July 31, 2019, L3Harris Technologies, Inc. (“L3Harris”) issued a press release announcing, among other things, results of operations and financial condition of Harris Corporation on a standalone basis as of and for its fourth quarter of fiscal 2019 and full fiscal year 2019; L3Harris guidance for the second half and full calendar year 2019, including for expected revenue, earnings per diluted share from continuing operations and free cash flow; and, as supplemental information for investors, unaudited combined L3 and Harris selected historical financial information prepared on the basis described in the paragraphs below. The full text of the press release and related financial tables is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. On July 31, 2019, L3Harris also published a related presentation that included, as supplemental information for investors, certain additional unaudited combined L3 and Harris selected historical financial information prepared on the basis described in the paragraphs below, and such information is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
Non-GAAP Financial Measures
     The press release includes a discussion of non-GAAP financial measures (as defined below), including earnings per diluted share from continuing operations for the fourth quarter and fiscal 2019 and expected earnings per diluted share from continuing operations for the second half and full calendar year 2019, in each case excluding merger deal and integration costs, and in the case of expected earnings per diluted share from continuing operations for the second half and full calendar year 2019, also excluding amortization of acquisition-related intangibles; earnings per diluted share from continuing operations for the fourth quarter and fiscal 2018, in each case excluding the impact of a non-cash charge related to consolidation of certain Exelis facilities, losses related to debt refinancing and non-cash adjustments related to tax reform, and in the case of fiscal 2018, also excluding charges related to a decision to transition and exit a commercial line of business and other items and a one-time non-cash charge from an adjustment for deferred compensation; earnings before interest and taxes (“EBIT”) and EBIT margin for the fourth quarter and fiscal 2019, in each case excluding net interest expense, income taxes, discontinued operations net of income taxes and merger deal and integration costs; EBIT and EBIT margin for the fourth quarter and fiscal 2018, in each case excluding net interest expense, income taxes, discontinued operations net of income taxes, a non-cash charge related to consolidation of certain Exelis facilities and losses related to debt refinancing, and in the case of fiscal 2018, also excluding charges related to a decision to transition and exit a commercial line of business and other items and a one-time non-cash charge from an adjustment for deferred compensation; operating cash flow for the fourth quarter and fiscal 2019 and expected operating cash flow for the second half and full calendar year 2019, in each case excluding cash flow for capital expenditures and merger deal and integration costs; and operating cash flow for the fourth quarter and fiscal 2018, in each case excluding cash flow for capital expenditures, and in the case of operating cash flow for fiscal 2018, adjusted for the voluntary contribution to qualified pension plans in the third quarter of fiscal 2018. The amounts included in the unaudited combined L3 and Harris historical financial information are non-GAAP financial measures. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). L3Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. L3Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze L3Harris business trends and to understand L3Harris performance. In addition, L3Harris may utilize non-GAAP financial measures as guides in forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.
Basis of Preparation of Unaudited Combined L3 and Harris Historical Financial Information
As supplemental information for investors, L3Harris has provided unaudited combined L3 and Harris historical financial information, which combines L3 and Harris historical operating results as if the businesses had been operated together on the basis of the newly announced four segment structure during prior periods, but excluding the operating results of Harris’ night vision business and L3’s divested businesses, allocating Harris’ corporate department expense to the new segment structure and excluding Harris historical deal amortization (primarily related to Exelis) (the “Supplemental Unaudited Combined Financial Information”). L3Harris intends to exclude all deal amortization (including L3 historical deal amortization) for future periods. The new segment structure and the Supplemental Unaudited Combined Financial Information have no impact on L3’s or Harris’ previously reported consolidated balance sheets or statements of income, comprehensive income, cash flows or equity.

For avoidance of doubt, the Supplemental Unaudited Combined Financial Information also was not intended to be, and was not, prepared on a basis consistent with the unaudited pro forma condensed combined financial information in Exhibit 99.7 to L3Harris’ Current Report on Form 8-K filed July 1, 2019 with the U.S. Securities and Exchange Commission (the “Pro Forma 8-K Filing”), which provides the pro forma financial information required by Item 9.01(b) of Form 8-K. For instance, the Supplemental Unaudited Combined Financial Information does not give effect to the L3Harris merger under the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 805, Business Combinations (“ASC Topic 805”), with Harris treated as the legal and accounting acquirer, and was not prepared to reflect the merger as if it occurred on the first day of any of the fiscal periods presented. The Supplemental Unaudited Combined Financial Information has not been adjusted to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable, or (3) expected to have a continuing impact on the combined results of L3 and Harris. More specifically, other than excluding the operating results of Harris’ night vision business and L3’s divested businesses and allocating Harris’ corporate department expense to the new segment structure and excluding Harris historical deal amortization (primarily related to Exelis), the Supplemental Unaudited Combined Financial Information does not reflect the types of pro forma adjustments set forth in Exhibit 99.7 to the Pro Forma 8-K Filing. Consequently, the Supplemental Unaudited Combined Financial Information is intentionally different from, but does not supersede, the pro forma financial information set forth in Exhibit 99.7 to the Pro Forma 8-K Filing.

In addition, the Supplemental Unaudited Combined Financial Information does not purport to indicate the results that actually would have been obtained had the L3 and Harris businesses been operated together on the basis of the new segment structure during the periods presented, or which may be realized in the future.

Amounts Adjusted for Certain Non-Recurring Items - The Supplemental Unaudited Combined Financial Information includes amounts adjusted for certain non-recurring items, including revenue, net income, net income margin, income from continuing operations and income from continuing operations per diluted common share, in each case as adjusted to exclude merger-related deal and integration costs and other non-recurring items previously reported by L3 or Harris, as applicable, for the prior periods as set forth in Tables 8 to 10 and the related notes. Such amounts should be viewed in addition to, and not in lieu of, revenue, net income, net income margin, income from continuing operations and income from continuing operations per diluted common share and other financial measures on an unadjusted basis. Tables 8 to 10 and the related notes provide a reconciliation of adjusted amounts with the most directly comparable unadjusted amount. L3Harris management believes that these adjusted amounts, when considered together with the unadjusted amounts, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. L3Harris management also believes that these adjusted amounts enhance the ability of investors to analyze trends in L3Harris’ business and to understand L3Harris’ performance. In addition, L3Harris may utilize adjusted amounts as guides in forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Adjusted amounts should be considered in addition to, and not as a substitute for, or superior to, unadjusted amounts.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
EXHIBIT INDEX
     The following exhibit is furnished herewith:

99.1	Press Release, issued by L3Harris Technologies, Inc. on July 31, 2019 (furnished pursuant to Item 2.02 and Item 7.01).
99.2
   Certain Additional Unaudited Combined L3 and Harris Selected Historical Financial Information, published by L3Harris Technologies, Inc. on July 31, 2019 (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
By:	/s/ Jay Malave, Jr.
	Name:	Jay Malave, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Date: July 31, 2019